UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 6, 2004


                                  AspenBio, Inc
                                  -------------
             (Exact name of registrant as specified in its charter)


         Colorado                        0-50019                84-1553387
         --------                        -------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)


 1585 South Perry Street, Castle Rock, CO                          80104
 -----------------------------------------                         -----
  (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (303) 794-2000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 7.01 - Regulation FD Disclosure.
            -------------------------

     On December 4, 2004, the Registrant became aware that information via a web distribution titled "Company Interview Excerpt Roger Hurst - AspenBio Inc", had been published by The Wall Street Transcript, on or about October 29, 2004. In a Q & A format, certain information about the Registrant was distributed. The Registrant is hereby publicly alerting the marketplace that the information contained in that interview should not be relied upon. The marketplace should only rely on publicly filed and disclosed information from the Registrant. The Registrant will be providing additional disclosures regarding this matter shortly.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AspenBio, Inc
                                                  (Registrant)

Date December 6, 2004                      /s/ Jeffrey G. McGonegal
                                            ------------------------
                                           Name: Jeffrey G. McGonegal
                                         Title: Chief Financial Officer





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